UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549


                                FORM 8-K


             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):        June 25, 2008
                                                     ____________________

Exact Name of Registrant as
  Specified in Its Charter:                  CALAMP CORP.
                                ___________________________________


        DELAWARE                     0-12182            95-3647070
____________________________      ____________        _____________
State or Other Jurisdiction of      Commission       I.R.S. Employer
Incorporation or Organization      File Number     Identification No.



Address of Principal Executive Offices:     1401 N. Rice Avenue
                                            Oxnard, CA 93030
                                         _________________________

Registrant's Telephone Number, Including
 Area Code:                                    (805) 987-9000
                                         _________________________

Former Name or Former Address,
 if Changed Since Last Report:                  Not applicable
                                         _____________________________


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 425 under the Exchange Act (17 CFR 240.14.a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Changes in Registrant's Certifying Accountant.

     On June 25, 2008, the Board of Directors of CalAmp Corp. (the "Company"), upon the recommendation of the Audit Committee of the Board, approved the dismissal of KPMG LLP ("KPMG") as its independent registered accounting firm and the engagement of Singer Lewak Greenbaum & Goldstein LLP ("SLGG") as the Company's new independent registered public accounting firm for the fiscal year ending February 28, 2009. SLGG was formally retained by the Company on June 25, 2008. During the Company's two most recent fiscal years (which ended February 28, 2008 and 2007, respectively), and during the subsequent period from March 1, 2008 through June 25, 2008, neither the Company nor anyone on its behalf has consulted with SLGG regarding any of the matters referenced in Item 304(a)(2) of Regulation S-K.

     The audit reports of KPMG on the consolidated financial statements of the Company and subsidiaries as of and for the years ended February 28, 2008 and 2007 did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that the audit reports were modified to describe the implementation of certain new accounting standards summarized as follows:

          KPMG's report on the consolidated financial statements of the Company and subsidiaries as of and for the year ended February 28, 2008 contained a separate paragraph stating that "As discussed in Note 7 to the consolidated financial statements, effective March 1, 2007, the Company adopted the provisions of Financial Accounting Standard Board Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109". Also, as discussed in Note 1 to the consolidated financial statements, effective March 1, 2006, the Company adopted the provisions of Statement of Financial Accounting Standards No. 123 (revised 2004), "Share-Based Payment"."

          KPMG's report on the consolidated financial statements of the Company and subsidiaries as of and for the year ended February 28, 2007 contained a separate paragraph stating that "As discussed in Note 1 to the consolidated financial statements, effective March 1, 2006, the Company adopted the provisions of Statement of Financial Accounting Standards No. 123(R), "Share-Based Payment"."

     The audit reports of KPMG on the effectiveness of internal control over financial reporting as of February 28, 2008 and management's assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting as of February 28, 2007 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that the audit reports did contain the following explanatory paragraphs summarizing the impacts of the exclusion from management's assessment of effectiveness of internal controls, certain acquisitions made in fiscal 2007 and 2008. Such exclusions were permitted under the existing rules.

          KPMG's report on the effectiveness of internal control over financial reporting as of February 28, 2008 contained a separate paragraph stating that "Management excluded Aercept from its assessment of the effectiveness of CalAmp Corp.'s internal control over financial reporting as of February 28, 2008. Aercept, acquired on March 16, 2007, accounted for $21.1 million, or 15%, of the Company's total assets as of February 28, 2008, and contributed approximately $12.4 million, or 9%, of the Company's total revenue for the year ended February 28, 2008. Our audit of internal control over financial reporting of CalAmp Corp. also excluded an evaluation of the internal control over financial reporting of Aercept."

          KPMG's report on management's assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting as of February 28, 2007 contained a separate paragraph stating that "CalAmp Corp. acquired Dataradio Inc. on May 26, 2006, and management excluded from its assessment of the effectiveness of CalAmp Corp.'s internal control over financial reporting as of February 28, 2007, Dataradio Inc.'s internal control over financial reporting associated with total assets of $56,396,000 and total revenues of $22,821,000 included in the consolidated financial statements of CalAmp Corp. and subsidiaries as of and for the year ended February 28, 2007. Our audit of internal control over financial reporting of CalAmp Corp. also excluded an evaluation of the internal control over financial reporting of Dataradio Inc."


     During the two fiscal years ended February 28, 2008 and 2007, and during the subsequent interim period through June 25, 2008, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of such disagreements in connection with its report. In addition, no reportable events, as defined in
Item 304(a)(1)(v) of Regulation S-K, occurred within such time period.

     The Company provided KPMG with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (the "SEC") and requested that KPMG furnish a letter addressed to the SEC stating whether or not KPMG agrees with the statements noted above. A copy of the responsive letter, dated June 30, 2008, from KPMG is attached hereto as Exhibit 16.1.




Item 9.01.  Financial Statements and Exhibits.


Exhibit
  No.                          Description
 -----     --------------------------------------------------------

 16.1 Letter re Change in Certifying Accountant: Letter from KPMG LLP to the Securities and Exchange Committee dated June 30, 2008.




                              SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CALAMP CORP.



       July 1, 2008                    By:/s/ Richard K. Vitelle
    ___________________                _________________________
          Date                          Richard K. Vitelle,
                                        Vice President-Finance
                                        (Principal Financial Officer)